Exhibit 1

                            AGREEMENT OF JOINT FILING

       AGREEMENT dated as of February 7, 2000 among Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., and Bankers International Financial Corporation II Trust.

        WHEREAS, pursuant to paragraph (k) of Rule 13d-1 promulgated under Subsection 13(d)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the parties hereto have decided to satisfy their filing obligations under the 1934 Act by a single joint filing:

        NOW, THEREFORE, the undersigned hereby agree as follows:

       1. The Schedule 13G with respect to Insurance Management Solutions Group, Inc., to which this Agreement is attached as Exhibit 1, as well as all future amendments to such Statement, shall be filed jointly on behalf of Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., and Bankers International Financial Corporation II Trust.

       2. Each of Bankers Insurance Group, Inc., Bankers Insurance Company, Bankers Financial Corporation, Bankers International Financial Corporation, Bankers International Financial Corporation, Ltd., and Bankers International Financial Corporation II Trust is responsible for the completeness and accuracy of the information concerning such person contained therein; provided that each person is not responsible for the completeness or accuracy of the information concerning any other person making such filing.

        IN WITNESS WHEREOF, the undersigned hereunto set their hands as of the date first above written.

                                BANKERS INSURANCE GROUP, INC.


                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Vice Chairman



                                BANKERS INSURANCE COMPANY


                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Vice Chairman



                              Page 14 of 15 Pages
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                                BANKERS FINANCIAL CORPORATION



                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Vice Chairman


                                BANKERS INTERNATIONAL FINANCIAL
                                 CORPORATION



                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Attorney-in-fact under Power
                                            dated 2/8/99


                                BANKERS INTERNATIONAL FINANCIAL
                                 CORPORATION, LTD.



                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Attorney-in-fact under Power
                                            dated 2/8/99



                                BANKERS INTERNATIONAL FINANCIAL
                                   CORPORATION II TRUST


                                By:  /s/  David K. Meehan
                                   -----------------------------------
                                   Name:  David K. Meehan
                                   Title: Attorney-in-fact under Power
                                            dated 2/8/99





                              Page 15 of 15 Pages